                               GUARANTY AGREEMENT

                                     PARTIES

      THIS GUARANTY AGREEMENT, dated as of July 24, 1997 (this "Guaranty"), is made by Amtran, Inc., Ambassadair Travel Club, Inc., ATA Vacations, Inc. (formerly Amber Tours, Inc.), Amber Travel, Inc., American Trans Air Training Corporation, American Trans Air ExecuJet, Inc. and Amber Air Freight Corporation (collectively, the "Guarantors") in favor of each of the Lenders as defined below.

                                    RECITALS

      A. AMERICAN TRANS AIR, INC., an Indiana corporation (the "Borrower"), AMTRAN, INC., the banks party thereto (such banks, together with any other banks or other Banks now or hereafter parties to the Credit Agreement as defined below, collectively referred to as the "Banks") and NBD Bank, N.A., as agent for the Banks (in such capacity, together with any successor agent, the "Agent") have executed a Credit Agreement dated as of the date hereof (as amended or modified from time to time, and together with any agreement executed in replacement therefor or otherwise refinancing such credit agreement, the "Credit Agreement"), and the Borrower has issued its promissory notes pursuant to the Credit Agreement (as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor or otherwise issued pursuant to the Credit Agreement, the "Notes", and the Credit Agreement, the Notes and all other agreements and instruments among the Borrower, the Agent and the Banks, or any of them, executed in connection therewith, whether now or hereafter executed, and any supplements or modifications thereof and any agreements or instruments issued in exchange or replacement therefor, collectively referred to as the "Agreements").

      B. Pursuant to the terms of the Agreements the Banks have agreed to make certain extensions of credit to the Borrower.

      C. Each Guarantor is an affiliate of the Borrower, the Borrower and the Guarantors are engaged in related businesses, and the Guarantors have derived or will derive substantial direct and indirect benefit from the making of the extensions of credit by the Banks.

      D. The obligation of the Banks to make or continue to make certain extensions of credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Guarantors of this Guaranty, and the extensions of credit under the Credit Agreement were made in reliance upon the issuance of this Guaranty.

                                    AGREEMENT

      In consideration of the premises and to induce the Banks to make loans, extend credit or make other financial accommodations, and to continue to keep such credit and other financial accommodations available to the Borrower, each Guarantor hereby agrees with and for the benefit of the Banks as follows:

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

      1. Defined Terms. As used in this Guaranty, terms defined in the first paragraph of this Guaranty and in the recital paragraphs are used herein as defined therein, and the following terms shall have the following meanings:

            "Cumulative Guarantors" shall mean the Guarantors and all other future guarantors of the Liabilities.

            "Lenders" shall mean the Lenders and the Agent and their successors and assigns.

            "Liabilities" shall mean all indebtedness, obligations and liabilities of the Borrower to any of the Lenders in connection with or pursuant to the Agreements, including without limitation, all principal, interest (including but without limitation interest which, but for the filing of a bankruptcy petition, would have accrued on the principal amount of the Liabilities), charges, fees and all costs and expenses, including without limitation reasonable fees and expenses of counsel, in each case whether now existing or hereafter arising, direct or indirect (including without limitation any participation interest acquired by any Lender in such indebtedness, obligations and liabilities of the Borrower to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise.

            All other capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

      2. Guarantee. (a) Each Guarantor hereby guarantees to the Lenders, irrevocably, absolutely and unconditionally, as primary obligor and not as surety only, the prompt and complete payment of the Liabilities.

            (b) All payments to be made under this Guaranty (except pursuant to paragraph (c) below) shall be made to each Lender pro rata in accordance with the unpaid amount of Liabilities held by each Lender at the time of such payment.


            (c) The Guarantors agree to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by any Lender in connection with enforcing the obligations of any of the Guarantors hereunder including without limitation the reasonable fees and disbursements of counsel.

      3. Consents to Renewals, Modifications and other Actions and Events. This Guaranty and all of the obligations of the Guarantors hereunder shall remain in full force and effect without regard to and shall not be released, affected or impaired by: (a) any amendment, assignment, transfer, modification of or addition or supplement to the Liabilities or any Agreement; (b) any extension, indulgence, increase in the Liabilities or other action or inaction in respect of any of the Agreements or otherwise with respect to the Liabilities, or any acceptance of security for, or other guaranties of, any of the Liabilities or Agreements, or any surrender, release, exchange, impairment or alteration of any such security or guaranties including without limitation the failing to perfect a security interest in any such security or abstaining from taking advantage of or realizing upon any other guaranties or upon any security interest in any such security; (c) any default by the Borrower under, or any lack of due execution, invalidity or unenforceability of, or any

                               GUARANTY AGREEMENT

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irregularity or other defect in, any of the Agreements; (d) any waiver by any
Lender or any other person of any required performance or otherwise of any condition precedent or waiver of any requirement imposed by any of the Agreements, any other guaranties or otherwise with respect to the Liabilities;
(e) any exercise or non-exercise of any right, remedy, power or privilege in respect of this Guaranty, any other guaranty or any of the Agreements; (f) any sale, lease, transfer or other disposition of the assets of the Borrower or any consolidation or merger of the Borrower with or into any other person, corporation, or entity, or any transfer or other disposition of any shares of capital stock of the Borrower; (g) any bankruptcy, insolvency, reorganization or similar proceedings involving or affecting the Borrower or any other guarantor of the Liabilities; (h) the release or discharge of the Borrower from the performance or observance of any agreement, covenant, term or condition under any of the Liabilities or contained in any of the Agreements, of any Cumulative Guarantor or of this Guaranty, by operation of law or otherwise; or (i) any other cause whether similar or dissimilar to the foregoing which, in the absence of this provision, would release, affect or impair the obligations, covenants, agreements and duties of any Guarantor hereunder, including without limitation any act or omission by any Lender or any other any person which increases the scope of any Guarantor's risk; and in each case described in this paragraph whether or not any Guarantor shall have notice or knowledge of any of the foregoing, each of which is specifically waived by each Guarantor. Each Guarantor warrants to the Lenders that it has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition and other matters with respect to the Borrower and that it is not relying on any Lender to provide such information either now or in the future.

      4. Waivers, Etc. Each Guarantor unconditionally waives: (a) notice of any of the matters referred to in Paragraph 3 above; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights of any Lender, including, without limitation, notice to the Guarantors of default, presentment to and demand of payment or performance from the Borrower and protest for non-payment or dishonor; (c) any right to the exercise by any Lender of any right, remedy, power or privilege in connection with any of the Agreements; (d) any requirement of diligence or marshaling on the part of any Lender; (e) any requirement that any Lender, in the event of any default by the Borrower, first make demand upon or seek to enforce remedies against, the Borrower or any other Cumulative Guarantor before demanding payment under or seeking to enforce this Guaranty; (f) any right to notice of the disposition of any security which any Lender may hold from the Borrower or otherwise and any right to object to the commercial reasonableness of the disposition of any such security; and (g) all errors and omissions in connection with any Lender's administration of any of the Liabilities, any of the Agreements or any other Cumulative Guarantor, or any other act or omission of any Lender which changes the scope of such Guarantor's risk. The obligations of each Guarantor hereunder shall be complete and binding forthwith upon the execution of this Guaranty by it and subject to no condition whatsoever, precedent or otherwise, and notice of acceptance hereof or action in reliance hereon shall not be required.

      5. Nature of Guaranty; Payments. This Guaranty is an absolute, unconditional, irrevocable and continuing guaranty of payment and not a guaranty of collection, and is wholly independent of and in addition to other rights and remedies of any Lender with respect to the Borrower, any collateral, any Cumulative Guarantor or otherwise, and it is not contingent upon the pursuit by any Lender of any such rights and remedies, such pursuit being hereby waived by each Guarantor. The obligations of each Guarantor hereunder shall be continuing and shall continue (irrespective of any statute of limitations otherwise applicable) and cover and include all the Liabilities of the Borrower accruing or in the process of

                               GUARANTY AGREEMENT

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accruing to the Lenders before the Lenders deliver to the Guarantors a release of this Guaranty, which is in writing, refers specifically to this Guaranty, and is signed by a President, a Senior Vice President, or a Vice President of each Lender. Nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full and irrevocable payment and performance of all of the Liabilities and the expiration or termination of all the Agreements. All payments to be made by the Guarantors hereunder shall be made without set-offs or counterclaim, and each Guarantor hereby waives the assertion of any such set-offs or counterclaims in any proceeding to enforce its obligations hereunder. All payments to be made by each Guarantor hereunder shall also be made without deduction or withholding for, or on account of, any present or future taxes or other similar charges of whatsoever nature, provided that if any Guarantor is nevertheless required by law to make any deduction or withholding, such Guarantor shall pay to the Lenders such additional amounts as may be necessary to ensure that the Lenders shall receive a net sum equal to the sum which it would have received had no such deduction or withholding been made. Each Guarantor agrees that, if at any time all or any part of any payment previously applied by any Lender to any of the Liabilities must be returned by such Lender for any reason, whether by court order, administrative order, or settlement and whether as a "voidable preference", "fraudulent conveyance" or otherwise, each Guarantor remains liable for the full amount returned as if such amount had never been received by such Lender, notwithstanding any termination of this Guaranty or any cancellation of any of the Agreements and the Liabilities and all obligations of each Guarantor hereunder shall be reinstated in such case.

      6. Evidence of Liabilities. Each Lender's books and records showing the Liabilities shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the Liabilities due from the Borrower and shall constitute prima facie proof, absent manifest error, of the Liabilities of the Borrower to such Lender, as well as the obligations of each Guarantor to such Lender.

      7. Subordination, Subrogation, Contribution, Etc. Each Guarantor agrees that all present and future indebtedness, obligations and liabilities of the Borrower to such Guarantor shall be fully subordinate and junior in right and priority of payment to any indebtedness of the Borrower to the Lenders, and, notwithstanding anything in this Guaranty or under any other guaranty or other agreement to the contrary, each Guarantor hereby irrevocably waives all rights of subrogation, contribution, reimbursement or indemnity whatsoever and all rights of recourse to security for the debts and obligations of the Borrower, whether arising under this Guaranty, under any other guaranty or agreement, by operation of law or otherwise.

      8. Assignment by Lenders. Each Lender shall have the right to assign and transfer this Guaranty to any assignee of any portion of the Liabilities. Each Lender's successors and assigns hereunder shall have the right to rely upon and enforce this Guaranty.

      9. Joint and Several Obligations. The obligations of the Guarantors hereunder and all other Cumulative Guarantors shall be joint and several and each Guarantor shall be liable for all of the Liabilities to the extent provided herein regardless of any other Cumulative Guarantors, and each Lender shall have the right, in its sole discretion to pursue its remedies against any Guarantor without the need to pursue its remedies against any other Cumulative Guarantor, whether now or hereafter in existence, or against any one or more Cumulative Guarantors separately or against any two or more jointly, or against some separately and some jointly.

                               GUARANTY AGREEMENT

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

      10. Representations and Warranties. Each Guarantor hereby represents and warrants to the Lenders that:

            (a) the execution, delivery and performance by the Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, and do not contravene or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or other charter documents or bylaws of such Guarantor, or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor, or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such Guarantor;

            (b) this Guaranty constitutes a legal, valid and binding agreement of each Guarantor, enforceable against the Guarantor in accordance with its terms;

            (c) as of the date hereof, each of the following is true and correct for each of Amtran, Inc, Ambassadair Travel Club, Inc., ATA Vacations, Inc, Amber Travel, Inc. and Amber Air Freight Corporation: (i) the fair saleable value and the fair valuation of such Guarantor's property is greater than the total amount of its liabilities (including contingent liabilities) and greater than the amount that would be required to pay its probable aggregate liability on its existing debts as they become absolute and matured, (ii) each Guarantor's capital is not unreasonably small in relation to its current and/or contemplated business or other undertaken transactions, and (iii) each Guarantor does not intend to incur, or believe that it will incur, debt beyond its ability to pay such debts as they become due; and

            (d) the Borrower, the Guarantors and the other affiliates of the Borrower are engaged as an integrated group in the business of providing air travel and related services; that the integrated operation requires financing on such a basis that credit supplied to the Borrower can be made available from time to time to various subsidiaries of the Borrower, as required for the continued successful operation of the integrated group as a whole; and that each Guarantor has requested the Lenders to continue to lend and to make credit available to the Borrower for the purpose of financing the integrated operations of the Borrower and its subsidiaries, including each Guarantor, with each Guarantor expecting to derive benefit, direct or indirectly, from the loans and other credit extended by the Lenders to the Borrower, both in such Guarantor's separate capacity and as a member of the integrated group, inasmuch as the successful operation and condition of each Guarantor is dependent upon the continued successful performance of the functions of the integrated group as a whole. Each of the Guarantors hereby determines and agrees that the execution, delivery and performance of this Guaranty are necessary and convenient to the conduct, promotion or attainment of the business of such Guarantor and in furtherance of the corporate purposes of such Guarantor.

      11. Binding on Successors and Assigns. This Guaranty shall be the valid, binding and enforceable obligation of the Guarantors and their successors and assigns.

                               GUARANTY AGREEMENT

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

      12. Indemnity. As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with each Lender that, should the Liabilities not be recoverable from any Guarantor as guarantor under this Guaranty for any reason whatsoever (including, without limitation, by reason of any provision of any of the Liabilities or the Agreements being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by any Lender at any time, each Guarantor as original and independent obligor, upon demand by the Lenders, will make payment to the Lenders of the Liabilities by way of a full indemnity.

      13. Cumulative Rights and Remedies, Etc. The obligations of each Guarantor under this Guaranty are continuing obligations and a new cause of action shall arise in respect of each default hereunder. No course of dealing on the part of any Lender, nor any delay or failure on the part of any Lender in exercising any right, power or privilege hereunder, shall operate as a waiver of such right, power, or privilege or otherwise prejudice the Lenders' rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to any Lender under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to the Lenders may be exercised from time to time and as often as may be deemed expedient by any Lender.

      14. Severability. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby, and any provision hereunder found partially unenforceable shall be interpreted to be enforceable to the fullest extent possible. If at any time all or any portion of the obligation of any Guarantor under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the federal Bankruptcy Code or under any fraudulent conveyance or transfer laws or similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Guaranty to the contrary such obligation or portion thereof of such Guarantor under this Guaranty shall be limited to the greatest of (i) the value of any quantified economic benefits accruing to such Guarantor as a result of this Guaranty, (ii) an amount equal to 95% of the excess on the date the relevant Liabilities were incurred of the present fair saleable value of the assets of such Guarantor over the amount of all liabilities of such Guarantor, contingent or otherwise, and (iii) the maximum amount of which this Guaranty is determined to be enforceable.

      15. Merger; Amendments. This Guaranty is intended as a final expression of the subject matter hereof and is also intended as a complete and exclusive statement of the terms hereof. Each Guarantor's liability hereunder is independent of and in addition to its liability under any other guaranty previously of subsequently executed. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms hereof, nor are there any conditions to the full effectiveness of this Guaranty. None of the terms and provisions of this Guaranty may be waived, altered, modified or amended in any way except by an instrument in writing executed by duly authorized officers of each Lender and the Guarantors.

                               GUARANTY AGREEMENT

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      16. Consent to Jurisdiction. Notwithstanding the place where any Liability originates or arises, or is to be repaid, any suit, action or proceeding arising out of or relating to this Guaranty, any of the Agreements, or any borrowing made in connection with any of the Agreements, may be instituted in any court of the United States of America or the State of Michigan, sitting in the City of Detroit, State of Michigan, or in any court of the United States of America or the State of Indiana, sitting in the City of Indianapolis, State of Indiana, and each Guarantor hereby irrevocably waives any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding and any claim that any such suit, action or proceeding has been brought in an inconvenient forum; and each Guarantor hereby irrevocably submits his person and property to the jurisdiction of any such court in any such suit, action or proceeding. Each Guarantor hereby consents to the service of process in any suit, action or proceeding of the nature referred to in this Paragraph by the mailing of a copy thereof by registered or certified mail, postage prepaid, or personally delivering a copy thereof to such Guarantor, at the address set forth under its signature below, or at such other address as such Guarantor may hereafter specify to the Lenders in writing. Nothing in this Paragraph shall affect the right of any Lender to serve process in any other manner permitted by law or limit the right of the Lenders to bring proceedings against any Guarantor or any of its property in the courts of any other jurisdiction in which it is subject to service of process. To the extent that any Guarantor now or hereafter may be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to this Guaranty or the transactions contemplated hereby, to claim itself or its revenues, assets or properties any immunity (including, without limitation, immunity from service of process, jurisdiction, suit, judgment, counterclaim, enforcement of or execution on a judgment, attachment prior to the judgment, attachment in aid of execution of a judgment or other legal process), and to the extent that in any such jurisdiction there may be attributed any such immunity (whether or not claimed), such Guarantor hereby irrevocably undertakes not to claim and hereby irrevocably waives any such immunity to the fullest extent permitted by law. Each Guarantor irrevocably and generally consents in respect of any proceedings to the giving of any relief or the issue of any process in connection with those proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever of any order or judgment which may be made or given in those proceedings.

      17. Governing Law; Headings. This Guaranty shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to the choice of law principles of such state. The headings of the various paragraphs hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

      18. Notices. Any notice, demand, consent or request given or made to each Guarantor by any Lender shall be deemed to have been duly given or made if sent in writing (including telecommunications) to such Guarantor to the address or telex or telecopy number set forth below the name of such Guarantor on the signature page hereof, or at such other address or telex or telecopy number as such Guarantor may hereafter specify to the Lenders in writing. All notices or other communications sent by means of telecopy, telex or other wire transmission shall be made with request for assurance of receipt in a manner typical with respect to communications of that type. Written notices or other communications shall be deemed delivered upon receipt if delivered by hand or by telecopy, three business days after mailing if mailed, or one business day after deposit with an overnight courier service if delivered by overnight courier. Notices or other communications delivered by hand shall be deemed delivered upon receipt.

                               GUARANTY AGREEMENT

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      19. WAIVER OF JURY TRIAL. THE LENDERS, IN ACCEPTING THIS GUARANTY, AND THE
GUARANTORS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM
MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NEITHER THE LENDERS NOR THE GUARANTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE
DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY OF THE
LENDERS OR THE GUARANTORS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF
THEM. THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO THE LENDERS BY THE GUARANTORS WITHOUT ANY DURESS OR COERCION, AND AFTER EACH GUARANTOR HAS EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO. EACH GUARANTOR HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY AND OF EACH AGREEMENT.

      EXECUTED and effective as of the 24 day of July, 1997.

AMTRAN, INC.


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                                     AMBASSADAIR TRAVEL CLUB, INC.


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                                     ATA VACATIONS, INC.
                                     (formerly Amber Tours, Inc.)


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                               GUARANTY AGREEMENT

                                     AMBER TRAVEL, INC.


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                                     AMERICAN TRANS AIR
                                     TRAINING CORPORATION.


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                                     AMERICAN TRANS AIR
                                     EXECUJET, INC.


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                                     AMBER AIR FREIGHT CORPORATION,


                                     By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                           Its:          Kenneth K. Wolff
                                                 Executive Vice President & CFO
                                                 -------------------------------

                                     Address  for each Guarantor:
                                                7337 Washington Street
                                                Indianapolis, Indiana 46231


                                    Telecopy No.:  (317) 240-7091

                               GUARANTY AGREEMENT

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